                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)            FEBRUARY 15, 1997


    The Money Store Investment Corporation, The Money Store of New York, Inc. and The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of November 30, 1996 providing for the issuance of TMS Loan-Backed Adjustable Rate Certificates, Series 1996-2,
    Class A and Class B)

                     The Money Store Investment Corporation
                     The Money Store of New York Inc.
--------------------------------------------------------------------------------
             (Exact name of regristrant as specified in its charter)

                                    33-98734-17
    New Jersey                        33-98734                  Applied For
    ----------                  --------------                  -----------
    State or other                (Commission                 (IRS Employer
    jurisdiction of               File Number)                ID Number)
    incorporation)

    2840  Morris  Avenue,  Union,  New  Jersey                       07083
    -----------------------------------------------------------------------
    (Address of principal executive officer)

    Registrant's Telephone Number,
    including area code:                                  908-686-2000
                                                          -----------------

                                  n/a
   ------------------------------------------------------------------------
    (Former name or former address, if changed since last report)

    Item 5                   Other Events
                             -------------------------------------



          Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the February 15, 1997 Remittance Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         THE MONEY STORE INC.
                                         THE MONEY STORE INVESTMENT CORPORATION
                                         THE MONEY STORE OF NEW YORK INC.

                                         By: \s\ Harry Puglisi
                                         ---------------------------------------
                                           Name:  Harry Puglisi
                                           Title:  Treasurer

Dated:   FEBRUARY 28, 1997

                             SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF NOVEMBER 30, 1996, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996-2 FOR THE FEBRUARY 12, 1997 DETERMINATION DATE


1.  AVAILABLE FUNDS                                                                     $3,668,709.37

2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                              129,907,976.21

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                                9,778,019.71

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                                                108,007,332.39

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD

    (A)  NUMBER OF ACCOUNTS                                                                         2

    (B)  DOLLARS                                                                           259,444.39

4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                           7,699.42


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                                               199,178.67


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE AGENT
    OF THE SBA's FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE
    AND PORTION PAYABLE TO REGISTERED HOLDERS                                            1,406,140.82


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                               0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                                       991.66

8.  DELINQUENCY AND FORECLOSURE INFORMATION
                            (SEE  EXHIBIT  K)


9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED LOAN                                                                             0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:

              (i)   ACCRUED INTEREST                                         661,448.10
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE DATE PLUS INTEREST                                 0.00
              (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
                     ADJUSTMENT                                                  170.59
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                                             661,618.69
                                                                                                               5.08155676
     (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
              (i)   ACCRUED INTEREST                                          53,575.50
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE DATE PLUS INTEREST                                 0.00
              (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
                     ADJUSTMENT                                                   13.72
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                                              53,589.22
                                                                                                               5.46828776
     (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
              (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                     AND OTHER RECOVERIES OF PRINCIPAL                       433,679.90
              (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                     INTEREST PURCHASED FOR BREACH OF
                     WARRANTY AND RECEIVED BY THE TRUSTEE                          0.00
              (iii) SUBSTITUTION  ADJUSTMENTS                                      0.00
              (iv)  UNGUARANTEED PERCENTAGE OF
                     LOSSES THAT WERE LIQUIDATED                                   0.00
              (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                     DELINQUENT 24 MONTHS OR
                     UNCOLLECTIBLE                                                 0.00
              (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                         (1,668.75)
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                                               432,011.15
                                                                                                               3.31805799
     (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
              (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                     AND OTHER RECOVERIES OF PRINCIPAL                        32,642.58
              (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                     INTEREST PURCHASED FOR BREACH OF
                     WARRANTY AND RECEIVED BY THE TRUSTEE                          0.00
              (iii) SUBSTITUTION  ADJUSTMENTS                                      0.00
              (iv)  UNGUARANTEED PERCENTAGE OF
                     LOSSES THAT WERE LIQUIDATED                                   0.00
              (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                     DELINQUENT 24 MONTHS OR
                     UNCOLLECTIBLE                                                 0.00
              (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                           (125.61)
     TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                                                32,516.97
                                                                                                               3.31805816
11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
          IN CASH AND FROM LIQUIDATION OF
          PERMITTED INSTRUMENTS                                                                              1,890,901.39

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
           ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                                    0.00


12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
           BALANCE AFTER DISTRIBUTIONS TO BE MADE
           ON THE REMITTANCE DATE                                                                          129,475,965.06
                                                                                                             994.43905576

     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
           BALANCE AFTER DISTRIBUTIONS TO BE MADE
           ON THE REMITTANCE DATE                                                                            9,745,502.74
                                                                                                             994.43905510

     (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
           TO BE MADE ON THE REMITTANCE DATE                                                               107,542,804.27
                                                                                                             768.16288764

13.  (A)  EXCESS SPREAD                                                                                        359,685.28
     (B)  EXTRA INTEREST                                                                                       339,089.10
     (C)  SPREAD ACCOUNT BALANCE                                                                             1,890,901.39
     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                                               3,768,998.15

14.  (A)  WEIGHTED AVERAGE MATURITY                                                                               225.272
     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                                                 10.370%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                                                             119,074.43
     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
           DUE PERIOD                                                                                          135,943.03
     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
           ACCOUNT                                                                                               5,400.37
16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                                                                          0.00
     (B)  SECTION  5.04 (c)                                                                                          0.00
     (C)  SECTION  5.04 (d)(ii)                                                                                      0.00
     (D)  SECTION  5.04 (e)                                                                                          0.00
     (E)  SECTION  5.04 (f)                                                                                    123,432.54

17.  (A)  CLASS A REMITTANCE RATE                                                                                  6.110%
     (B)  CLASS B REMITTANCE RATE                                                                                  6.575%

18.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
           LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                                               0.00
     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
           SUCH DUE PERIOD                                                                                  31,678,663.53

19.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated November 30, 1996 pertaining to Series 1996 - 2 in preparing the accompanying Servicer's Certificate.

THE MONEY STORE INVESTMENT CORPORATION

                    By: \S\ Harry Puglisi
                    ----------------------------------------
                    HARRY PUGLISI
                    TREASURER

Dated: February 28, 1997